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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------

         Date of report (Date of earliest event reported): May 15, 2007


                      WESTBOROUGH FINANCIAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)


        Massachusetts                  000-27997                 04-3504121
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)          Identification No.)

                   100 E. Main Street, Westborough, MA 01581
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (508) 366-4111

                                 Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01  Entry into a Material Definitive Agreement.

      On May 15, 2007, Assabet Valley Bancorp ("Assabet") waived compliance by Westborough Bancorp, MHC ("Westborough MHC") with the Voting Agreement dated as of November 13, 2006 among Westborough MHC, Westborough Financial Services, Inc. (the "Company") and Assabet.

      The Voting Agreement had been entered into in connection with the execution of an Agreement and Plan of Merger dated as of November 13, 2006 among Assabet, its subsidiaries Hudson Savings Bank and HudWest Financial Services, Inc., Westborough MHC and the Company and its subsidiary, The Westborough Bank (the "Merger Agreement"). The Voting Agreement had required, among other things, that Westborough MHC vote its shares of the Company in favor of the Merger Agreement. The waiver enables Westborough MHC to vote its shares of the Company as determined by Westborough MHC's Board of Trustees.

      As a condition to granting the waiver, Assabet required that the Merger Agreement be amended. The Merger Agreement was amended on May 15, 2007 in order to clarify the circumstances under which the breakup fee contained therein would be payable to Assabet and to extend, from June 30, 2007 to August 15, 2007, the date after which the Merger Agreement could be terminated if the merger contemplated thereby had not been consummated.

      A copy of Amendment No. 1 to the Merger Agreement is attached hereto as
Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(d)   The following exhibit is filed with this report:

      Exhibit No.       Description
      -----------       -----------

      99.1             Amendment No. 1 to Merger Agreement dated May 15, 2007.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WESTBOROUGH FINANCIAL SERVICES, INC.


                                    By:    /s/ Joseph F. MacDonough
                                           -------------------------------------
                                    Name:  Joseph F. MacDonough
                                    Title: President and Chief Executive Officer

Date: May 16, 2007